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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 6, 2004
                                                            -----------



                                  NEXMED, INC.
               (Exact Name of Registrant as Specified in Charter)


        Nevada                        0-22245                  87-0449967
        ------                        -------                  ----------
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


 350 Corporate Boulevard, Robbinsville, New Jersey                  08691
 -------------------------------------------------                  -----
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (609) 208-9688
                                                           --------------



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

         99.1 Press Release issued by NexMed, Inc., dated May 6, 2004 (furnished only)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is hereby made to the press release of NexMed, Inc., dated May 6, 2004, announcing results for the first quarter of 2004. The entire text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXMED, INC.



                                   By: /s/ Vivian H. Liu
                                      ---------------------------------------
                                   Name:  Vivian H. Liu
                                   Title: Vice President-Corporate Affairs,
                                          Chief Financial Officer and Secretary


Date: May 6, 2004